GOF P20 07/21

SUPPLEMENT DATED JULY 15, 2021

TO THE PROSPECTUSES OF EACH OF THE FUNDS LISTED BELOW

Franklin Tax-Free Trust Prospectus Dated July 1, 2021	Franklin Municipal Securities Trust Prospectus dated October 1, 2020
Franklin Florida Tax-Free Income Fund	Franklin Tennessee Municipal Bond Fund
Franklin Kentucky Tax-Free Income Fund

The Board of Trustees of Franklin Tax-Free Trust, on behalf of the Franklin Florida Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund, and the Board of Trustees of Franklin Municipal Securities Trust, on behalf of the Franklin Tennessee Municipal Bond Fund (collectively with Franklin Florida Tax-Free Income Fund and Franklin Kentucky Tax-Free Income Fund, the “Funds,” and each a “Fund”) recently approved a proposal to reorganize each Fund with and into the Franklin Federal Tax-Free Income Fund.

It is anticipated that in the third quarter of 2021, shareholders of each Fund will receive a proxy card and a Combined Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by a Fund’s shareholders, the transaction is currently expected to be completed on or about November 19, 2021 but may be delayed if unforeseen circumstances arise.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on or about August 30, 2021, each Fund will be closed to all new investors except as noted below.  Existing investors who had an open and funded account on August 30, 2021 can continue to invest in their Fund(s) through exchanges and additional purchases after such date.  The following categories of investors may continue to open new accounts in a Fund after the close of market on August 30, 2021: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on August 30, 2021; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on August 30, 2021.  The Funds will not accept any additional purchases or exchanges after the close of market on or about November 17, 2021.  Each Fund reserves the right to change this policy at any time.

Please keep this supplement with your prospectus for future reference.